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[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

MFS(R) BOND FUND

SEMIANNUAL REPORT o OCTOBER 31,2001


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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 38 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Results of Shareholder Meeting ............................................ 13
Portfolio of Investments .................................................. 15
Financial Statements ...................................................... 23
Notes to Financial Statements ............................................. 30
Trustees and Officers ..................................................... 41

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
As I write this letter, it's been just over two months since the events of September 11, among the most tragic events ever to occur on U.S. soil. The human dimensions of September 11 have rightfully overshadowed all else, but the terrorist attacks were also unprecedented in terms of a market event.

POTENTIAL RECOVERY PUSHED OUT
Prior to September 11, we felt that the market was approaching bottom and might be on a slow, uneven, but upward trend toward recovery. On September 11 political uncertainty was added to the issues buffeting the economy, and the market subsequently hit new lows. Due largely to a decrease in air travel and the ripple effects in a large number of industries, companies announced a huge number of employee layoffs in the weeks following the attacks.

On October 31, the U.S. Commerce Department announced that gross domestic product (GDP) declined 0.4% in the third quarter, the first drop in GDP since 1993. With most economists expecting GDP growth to be negative in the fourth quarter as well, this announcement virtually assured that the economy has entered a recession. (A recession is generally defined as two or more consecutive quarters of declining GDP growth.)

We think the implication for investors is that the current economic downturn may last longer than we had previously expected, with a potential recovery pushed out farther into the future. However, it is important to note that the equity market had experienced a significant downturn prior to September 11, with many stocks already factoring in a slow growth environment.

ENCOURAGING SIGNS AMID A DOWNTURN
We do, however, have a strong belief that the U.S. economy and economies around the globe will indeed recover over time and perhaps emerge even stronger. In our view, the U.S. economy is already demonstrating a tremendous resiliency. After an initial slide when the market reopened after September 11, we witnessed a market rally that seemed amazing in light of the enormity of the tragedy: as of November 14, the Dow Jones Industrial Average is up 19%, the Standard & Poor's 500 Stock Index is up 18%, and the NASDAQ Composite Index is up 34%, compared to their post-September 11 lows. And all three indices are above their September 10 levels.(1)

Consumer spending, which accounts for about two-thirds of GDP, is certainly down and may remain so for a while. However, it does appear to be recovering slowly from the sharp drop we experienced immediately after September 11. In fact, a Commerce Department report released on November 13 reported that retail and food services sales jumped 7.1% in October, far exceeding economists' projections of a 2% increase over September sales.(2)

Prior to September 11, corporations were responding to the economic slowdown by trimming capacity, expenses, and payrolls, and the attacks accelerated that trend. Our experience in previous downturns has been that this type of environment, although painful in the short term, allows the best firms in various industries to emerge leaner and stronger, setting the stage for a healthier economy. A recent example is the economic slowdown of 1990 - 1991, a period that included the Gulf War. Corporate earnings fell, and the markets witnessed a large selloff; yet a short time later we began a nearly decade-long climb to all-time highs in both earnings and stock prices.

GOVERNMENT IS DOING ITS PART
Also encouraging is the urgency with which the U.S. government has stepped in to bolster the economy. As of November 14, the Federal Reserve Board (the Fed) has cut interest rates three times since the attacks, bringing rates to their lowest level in four decades. By decreasing the cost of borrowing money, rate cuts encourage buying by both corporations and consumers. Rate cuts also make interest rates on money market funds and certificates of deposit less attractive. This may stimulate investors to move money off the sidelines and into potentially higher-yielding investments -- such as corporate bonds and stocks -- that may do more to drive the economy.

President Bush and Congress also seem determined to help bolster the economy, and as of mid-November, several economic stimulus packages appear to be working their way through the legislative process.

INVESTING IN UNCERTAIN TIMES
The events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time. In equity investing, we continue to believe that, over the long term, stock prices follow earnings. We also remain convinced that valuation, or a stock's price in relation to factors such as earnings and cash flow, is important. In our view, a good company selling at an overly high price is not a good stock.

If anything, we think our investment approach is more valid than ever in the current environment. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive. From a long-term valuation standpoint, one could argue that it may be less risky to be in the market today than it has been in a long time.

At the present time, we see economic markets in the midst of tremendous short-term uncertainty. But we also see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. For further guidance in these difficult times, we believe it is critical for you to consult with your investment professional. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    November 14, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

(1) Source: Lipper Inc. and MFS research. The Dow Jones Industrial Average
    (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance.
(2) Source: The Wall Street Journal Online, November 14, 2001.

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended October 31, 2001, Class A shares of the fund provided a total return of 7.24%, Class B shares 6.83%, Class C shares 6.84%, and Class I shares 7.34%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to returns of 8.56% and 5.85%, respectively, over the same period for the fund's benchmarks, the Lehman Brothers Government/Credit Index (the Lehman Index) and the Lipper Corporate Debt "BBB"-rated Fund Index (the Lipper Index). The Lehman Index is an unmanaged index consisting of U.S. Treasuries that have remaining maturities of more than one year, U.S. government-agency securities, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Lipper Index is an index of funds that invest at least 65% of their assets in corporate and government debt issues in the top four investment rating grades. During the same period, the average corporate debt "BBB"-rated fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 6.19%.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE COURSE OF THE SIX-MONTH PERIOD?

A. A poor economic backdrop, falling interest rates, and strong demand for fixed-income investments drove most bond prices significantly higher during the period, bringing their yields -- which move opposite their prices -- to near-historical, and, in some cases, historical, lows. The Federal Reserve Board (the Fed) continued to slash interest rates to help revive the anemic economy, providing an overall positive tone for the fixed-income markets. Somewhat offsetting that were worries about inflation, a potential by-product of the rate cuts themselves.

    Furthermore, the period began amid hopes that the economy was poised to rebound at year-end, fueling stronger demand for stocks and somewhat dampening investors' interest in bonds. Throughout the summer, bonds gathered considerable steam thanks to further interest rate cuts and growing doubts about a year-end economic rebound. The tragic events of September 11 dramatically accelerated these trends. Investors shifted their concerns from the timing of an economic rebound to the now-likely prospect that the economy would enter a recession. The Fed acted swiftly, slashing short-term interest rates two times between September 11 and the end of the period in an effort to prevent the economic downturn from deepening. All in all, there were nine rate cuts from January through the end of October, dropping short-term interest rates from 6.50% at the beginning of the period to 2.50% at the end. The dramatic decline in interest rates, coupled with strong demand for bonds during a period of pronounced uncertainty, pushed bond prices higher.

Q.  WHAT STRATEGIES WORKED WELL FOR THE FUND?

A. Our choices in the corporate bond market were generally positive for the fund's performance, even though corporate bonds generally underperformed Treasuries due to growing concerns about credit quality and increased supply. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) Gaylord Container, which was acquired by Temple-Inland, was one of our best performers, followed by Northeast Utilities, which rallied after the company received a credit quality upgrade. We also saw good gains in healthcare holdings, which were buoyed by investors' increased demand for companies in sectors that have a history of performing well during periods of slow or negative economic growth. In particular, we saw gains from hospital management companies HCA and Healthsouth. As is often the case when the economy deteriorates, what we didn't own was almost as important as what we did own. Thanks to analysis by our research team, we generally avoided the most troubled names in the corporate bond market.

Q. HOW DID MORTGAGE-BACKED SECURITIES PERFORM, AND WHAT CHOICES DID YOU MAKE IN THAT SEGMENT OF THE BOND MARKET?

A. Falling interest rates have been a boon for American homeowners, spurring numerous borrowers to refinance their home loans at lower interest rates. Investors, on the other hand, typically dislike waves of loan prepayments because they potentially force investors to reinvest their proceeds at lower prevailing interest rates. Yet prices of the most actively traded U.S. mortgage securities rose to historic highs over the period, thanks to investors' growing appetite for short-maturity, high-quality, higher-yielding alternatives to U.S. Treasury securities amid rapidly declining interest rates.

    In choosing mortgage securities for the fund, we emphasized "seasoned" securities. These are older mortgages that the borrower, for whatever reason, has chosen not to refinance despite being presented with several attractive opportunities to do so. As a result, these securities were somewhat resilient in the face of waves of prepayment and enjoyed better price gains than the overall mortgage market.

Q.  WHAT IS YOUR OUTLOOK FOR MUNICIPAL BONDS?

A. When viewed on both an absolute and after-tax basis, we feel that tax-exempt municipal securities had begun to look like bargains compared to Treasuries at the end of the period. As mentioned above, the Treasury's announcement that it would stop issuing 30-year bonds raised scarcity concerns in the long-term market, thus pushing prices up dramatically for long-term Treasuries and yields down.

    At the end of the period, some long-maturity insured municipal bonds offered yields of 5% or higher versus a yield of about 4.75% for 30-year Treasury bonds. Municipal bond prices hadn't been that cheap relative to Treasuries since 1986. That was when the municipal market came under severe pressure as Congress discussed measures that could have eliminated the tax-free status of municipal bonds. Presently, there's no such threat hanging over the municipal market. As a result of their relative attractiveness at the end of the period, we feel that municipal bonds could possibly play a role in the portfolio in the coming months.

Q.  WHAT'S YOUR OUTLOOK?

A. Given that the economy remains weak, we anticipate that the Fed will keep cutting interest rates and pumping other forms of stimulus into the market in the months to come until it sees some signs of recovery. Ultimately, however, we believe that rate cuts -- which have tended to work with a six- to 12-month lag -- will have their desired effect of steadying the economy in the second half of 2002. Falling energy prices, recent stability in the stock market, and the proposed fiscal stimulus measures under debate in Congress also support our forecast for a somewhat stronger economy next year.

    But even if economic growth resumes, we doubt that it will be robust enough to spark inflation. A slow-growth, noninflationary backdrop should be positive for bonds. And given our expectations for continued low interest rates, we expect strong demand for corporate, municipal, and mortgage bonds from individual and institutional investors seeking higher-yielding alternatives to U.S. Treasuries. Given our expectations for a pickup in economic activity, we believe corporate bonds are poised to perform well over the next six to 12 months. The current record high-yield premium provided by corporate securities could compress significantly when signs of recovery emerge. In this situation, we think their performance could outpace Treasury securities of similar maturities.

/s/ Geoffrey L. Kurinsky               /s/ William J. Adams
    Geoffrey L. Kurinsky                   William J. Adams
    Portfolio Manager                      Associate Portfolio Manager

Note to Shareholders: Effective November 26, 2001, William J. Adams became the sole portfolio manager of the fund. Previously, he had been the associate manager. Also effective November 26, 2001, Geoffrey L. Kurinsky is no longer portfolio manager of the fund.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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PORTFOLIO MANAGERS' PROFILES
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    WILLIAM J. ADAMS, CFA, IS VICE PRESIDENT OF MFS INVESTMENT
    MANAGEMENT(R) (MFS(R)) AND AN ASSOCIATE PORTFOLIO MANAGER OF THE BOND PORTFOLIOS OF OUR MUTUAL FUNDS AND ANNUITIES. BILL JOINED MFS IN 1997. HE WAS NAMED VICE PRESIDENT IN 1999 AND ASSOCIATE PORTFOLIO MANAGER IN 2000. HE HAS AN M.B.A. FROM INDIANA UNIVERSITY AND AN UNDERGRADUATE DEGREE FROM LASALLE UNIVERSITY. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

    GEOFFREY L. KURINSKY IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE MANAGES THE INVESTMENT-GRADE BOND PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND OFFSHORE INVESTMENT PRODUCTS. GEOFF JOINED THE MFS FIXED INCOME DEPARTMENT IN 1987 AND WAS NAMED PORTFOLIO MANAGER IN 1989, VICE PRESIDENT IN 1989, AND SENIOR VICE PRESIDENT IN 1993. HE IS A GRADUATE OF THE UNIVERSITY OF
    MASSACHUSETTS AND EARNED AN M.B.A. DEGREE IN FINANCE FROM BOSTON
    UNIVERSITY.

    ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF
    OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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   OBJECTIVE:                 SEEKS AS HIGH A LEVEL OF CURRENT INCOME AS IS
                              BELIEVED TO BE CONSISTENT WITH PRUDENT INVESTMENT RISK. AS A SECONDARY OBJECTIVE, THE FUND STRIVES TO PROTECT SHAREHOLDERS' CAPITAL.

   COMMENCEMENT OF
   INVESTMENT OPERATIONS:     MAY 8, 1974

   CLASS INCEPTION:           CLASS A  MAY 8, 1974
                              CLASS B  SEPTEMBER 7, 1993
                              CLASS C  JANUARY 3, 1994
                              CLASS I  JANUARY 2, 1997

   SIZE:                      $1.6 BILLION NET ASSETS AS OF OCTOBER 31, 2001
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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH OCTOBER 31, 2001

CLASS A
                                           6 Months        1 Year       3 Years       5 Years       10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                               +7.24%       +13.55%       +19.28%       +37.07%       +106.45%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                      --          +13.55%       + 6.05%       + 6.51%       +  7.52%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                      --          + 8.15%       + 4.35%       + 5.48%       +  7.00%
------------------------------------------------------------------------------------------------------------

CLASS B
                                           6 Months        1 Year       3 Years       5 Years       10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                               +6.83%       +12.75%       +16.78%       +32.27%       + 94.45%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                      --          +12.75%       + 5.31%       + 5.75%       +  6.88%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                      --          + 8.75%       + 4.43%       + 5.44%       +  6.88%
------------------------------------------------------------------------------------------------------------

CLASS C
                                           6 Months        1 Year       3 Years       5 Years       10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                               +6.84%       +12.68%       +16.62%       +32.21%       + 95.11%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                      --          +12.68%       + 5.26%       + 5.74%       +  6.91%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                      --          +11.68%       + 5.26%       + 5.74%       +  6.91%
------------------------------------------------------------------------------------------------------------

CLASS I
                                           6 Months        1 Year       3 Years       5 Years       10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                               +7.34%       +13.91%       +20.31%       +39.20%       +109.67%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                      --          +13.91%       + 6.36%       + 6.84%       +  7.68%
------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge
(load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 2001

QUALITY RATINGS
Source: Standard and Poor's and Moody's

                "BBB"                         42.0%
                GOVERNMENTS                   27.1%
                "A"                           16.1%
                "BB"                           7.4%
                "AA"                           2.6%
                "B"                            2.3%
                "AAA"                          0.8%
                EQUITY                         0.7%
                "CCC"                          0.5%
                NOT RATED                      0.3%
                OTHER                          0.2%

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a Special Meeting of Shareholders held on October 19, 2001, all items were passed. The final results are as follows:

ITEM 1. To elect a board of trustees.

                                                     NUMBER OF SHARES
                                           -----------------------------------
NOMINEE                                       FOR           WITHHOLD AUTHORITY
-------------------------------------------------------------------------------
Jeffrey L. Shames                         71,664,318.461         1,208,970.416
John W. Ballen                            71,673,501.529         1,199,787.348
Lawrence H. Cohn, M.D.                    71,654,050.921         1,219,237.956
The Hon. Sir J. David Gibbons, KBE        71,516,703.547         1,356,585.330
William R. Gutow                          71,670,748.727         1,202,540.150
J. Atwood Ives                            71,677,422.810         1,195,866.067
Abby M. O'Neill                           71,536,934.845         1,336,354.032
Lawrence T. Perera                        71,676,405.453         1,196,883.424
William J. Poorvu                         71,687,881.122         1,185,407.755
Arnold D. Scott                           71,683,937.903         1,189,350.974
J. Dale Sherratt                          71,666,017.116         1,207,271.761
Elaine R. Smith                           71,670,667.281         1,202,621.596
Ward Smith                                71,531,325.594         1,341,963.283

ITEM 2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

                                     NUMBER OF SHARES
-----------------------------------------------------
For                                    54,717,430.382
Against                                 2,270,076.229
Abstain                                 1,315,629.266
Broker Non-votes                       14,570,153.000

ITEM 3. To amend, remove or add certain fundamental investment policies.

                                     NUMBER OF SHARES
-----------------------------------------------------
For                                    54,980,141.483
Against                                 1,825,769.856
Abstain                                 1,497,224.538
Broker Non-votes                       14,570,153.000

ITEM 4. To approve a new investment advisory agreement with Massachusetts Financial Services Company.

                                     NUMBER OF SHARES
-----------------------------------------------------
For                                    70,208,418.774
Against                                 1,397,052.222
Abstain                                 1,267,817.881

ITEM 5. To approve a new management fee.

                                     NUMBER OF SHARES
-----------------------------------------------------
For                                    53,114,372.900
Against                                 3,404,913.679
Abstain                                 1,783,849.298
Broker Non-votes                       14,570,153.000

ITEM 6. To ratify the selection of the independent public accountants for the current fiscal year.

                                     NUMBER OF SHARES
-----------------------------------------------------
For                                    71,041,806.086
Against                                   859,802.598
Abstain                                   971,680.193

PORTFOLIO OF INVESTMENTS (Unaudited) -- October 31, 2001

Bonds - 97.4%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                      VALUE
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 85.8%
  Aerospace & Defense - 2.1%
    Northrop Grumman Corp., 7s, 2006                                 $  7,254             $    7,800,807
    Northrop Grumman Corp., 7.125s, 2011                               13,717                 14,671,017
    Raytheon Co., 6.45s, 2002                                           4,625                  4,725,964
    Raytheon Co., 7.9s, 2003                                            4,557                  4,805,903
                                                                                          --------------
                                                                                          $   32,003,691
--------------------------------------------------------------------------------------------------------
  Airlines - 1.3%
    Airplane Pass-Through Trust, 10.875s, 2019                       $  1,482             $      598,620
    Continental Airlines Pass-Through Trust, Inc.,
      6.648s, 2017                                                      1,180                  1,092,721
    Continental Airlines Pass-Through Trust, Inc.,
      6.545s, 2019                                                      6,950                  6,281,007
    Continental Airlines Pass-Through Trust, Inc.,
      7.256s, 2020                                                      3,168                  3,028,475
    Delta Airlines, Inc., 7.379s, 2010                                  4,698                  4,881,579
    Jet Equipment Trust, 11.44s, 2014##                                 3,500                  2,589,615
    Jet Equipment Trust, 10.69s, 2015##                                 2,390                  1,790,612
                                                                                          --------------
                                                                                          $   20,262,629
--------------------------------------------------------------------------------------------------------
  Automotive - 0.9%
    Ford Motor Co., 6.625s, 2028                                     $  9,301             $    7,889,759
    Ford Motor Co., 7.45s, 2031                                         5,081                  4,769,687
    Hayes Lemmerz International, Inc., 11.875s, 2006##                  2,495                    998,000
                                                                                          --------------
                                                                                          $   13,657,446
--------------------------------------------------------------------------------------------------------
  Banks and Finance - 8.2%
    Countrywide Home Loans, Inc., 5.5s, 2006                         $ 10,010             $   10,254,044
    Dime Bancorp, Inc., 9s, 2002                                       11,052                 11,694,011
    Ford Motor Credit Co., 6.875s, 2006                                 8,937                  9,150,683
    Ford Motor Credit Co., 7.875s, 2010                                 3,000                  3,143,610
    Ford Motor Credit Co., 7.25s, 2011                                  8,888                  8,940,439
    Ford Motor Credit Co., 7.375s, 2011                                13,043                 13,282,470
    General Electric Capital Corp., 8.7s, 2007                          1,244                  1,495,292
    General Motors Acceptance Corp., 5.36s, 2004                        4,856                  4,898,699
    General Motors Acceptance Corp., 6.75s, 2006                       10,754                 10,959,939
    General Motors Acceptance Corp., 6.875s, 2011                       1,852                  1,817,423
    General Motors Acceptance Corp., 7.25s, 2011                       14,052                 14,209,383
    General Motors Acceptance Corp., 8s, 2031                          11,032                 11,058,035
    GS Escrow Corp., 7s, 2003                                          14,539                 14,895,787
    Socgen Real Estate LLC, 7.64s, 2049##                              10,868                 11,424,224
                                                                                          --------------
                                                                                          $  127,224,039
--------------------------------------------------------------------------------------------------------
  Building - 0.3%
    Building Materials Corp., 8s, 2008                               $  4,135             $    3,018,550
    Nortek, Inc., 9.25s, 2007                                           1,500                  1,455,000
                                                                                          --------------
                                                                                          $    4,473,550
--------------------------------------------------------------------------------------------------------
  Consumer Cyclical - 0.4%
    Cendant Corp., 6.875s, 2006##                                    $  5,938             $    5,648,701
--------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.3%
    Kindercare Learning Centers, Inc., 9.5s, 2009                    $  2,450             $    2,388,750
    Nabisco Holdings, 6.375s, 2005                                      2,270                  2,367,791
                                                                                          --------------
                                                                                          $    4,756,541
--------------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 3.8%
    BCF LLC, 7.75s, 2026##                                           $  1,451             $    1,135,143
    Chase Commercial Mortgage Securities Corp., 6.6s, 2012              4,040                  3,382,498
    Citibank Credit Card Issuance Trust, 6.65s, 2008                    8,446                  8,884,904
    Commerce 2000, 3.809s, 2011##                                       3,190                  3,183,022
    Contimortgage Home Equity Loan Trust, 6.19s, 2014                   2,644                  2,655,911
    Criimi Mae Commercial Mortgage Trust, 7s, 2011                      2,700                  2,891,646
    GMAC Commercial Mortgage Security, Inc., 3.325s, 2004               5,880                  5,705,438
    Greenpoint Manufactured Housing, 7.6s, 2022                         7,400                  7,712,875
    Merrill Lynch Mortgage Investors, Inc., 8.467s, 2022+               2,000                  2,121,406
    Morgan Stanley Capital I, Inc., 6.1s, 2006                          4,484                  4,701,788
    Morgan Stanley Capital I, Inc., 6.86s, 2010                         6,327                  5,823,960
    Morgan Stanley Capital I, Inc., 6.01s, 2030                         4,221                  4,440,376
    Morgan Stanley Capital I, Inc., 7.731s, 2039                        7,510                  6,759,364
                                                                                          --------------
                                                                                          $   59,398,331
--------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.7%
    Coca Cola Bottling Co., 6.375s, 2009                             $  8,346             $    8,422,449
    Tyson Foods, Inc., 8.25s, 2011##                                    2,167                  2,306,967
                                                                                          --------------
                                                                                          $   10,729,416
--------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.9%
    Gaylord Container Corp., 9.75s, 2007                             $  5,000             $    4,000,000
    International Paper Co., 6.75s, 2011                                9,308                  9,525,435
                                                                                          --------------
                                                                                          $   13,525,435
--------------------------------------------------------------------------------------------------------
  Industrial - 1.7%
    Allied Waste Industries, Inc., 10s, 2009                         $  4,475             $    4,508,562
    Waste Management, Inc., 6.625s, 2002                                4,077                  4,151,650
    Waste Management, Inc., 6.375s, 2003                                1,783                  1,863,413
    Waste Management, Inc., 7s, 2004                                    3,459                  3,672,317
    Waste Management, Inc., 7.375s, 2010                                6,768                  7,226,667
    Waste Management, Inc., 7.1s, 2026                                  4,577                  4,789,190
                                                                                          --------------
                                                                                          $   26,211,799
--------------------------------------------------------------------------------------------------------
  Insurance - 0.1%
    Atlantic Mutual Insurance Co., 8.15s, 2028##                     $  3,474             $    2,455,944
--------------------------------------------------------------------------------------------------------
  Internet
    PSINET, Inc., 11s, 2009**                                        $  1,640             $      127,100
--------------------------------------------------------------------------------------------------------
  Machinery - 0.2%
    Ingersoll Rand Co., 6.25s, 2006                                  $  2,790             $    2,939,293
--------------------------------------------------------------------------------------------------------
  Media/Entertainment - 5.3%
    AOL Time Warner, Inc., 6.125s, 2006                              $  7,022             $    7,328,299
    AOL Time Warner, Inc., 6.75s, 2011                                  6,402                  6,709,232
    Belo AH Corp., 8s, 2008                                               880                    885,104
    Belo AH Corp., 7.75s, 2027                                          5,986                  5,019,321
    Chancellor Media Corp., 8.125s, 2007                               13,775                 14,326,000
    Chancellor Media Corp., 8.75s, 2007                                 1,500                  1,575,000
    Charter Communications Holdings LLC, 8.25s, 2007                    3,500                  3,342,500
    Comcast Cable Commerce, Inc., 6.875s, 2009                          7,745                  8,102,827
    CSC Holdings, Inc., 7.25s, 2008                                     4,618                  4,583,549
    CSC Holdings, Inc., 8.125s, 2009                                    4,610                  4,797,074
    Granite Broadcasting Corp., 8.875s, 2008                            4,000                  2,800,000
    Harrahs Operating Co., Inc., 7.125s, 2007##                         2,692                  2,748,263
    MGM Mirage, Inc., 8.5s, 2010                                        3,112                  3,126,782
    News America Holdings, Inc., 10.125s, 2012                          2,740                  2,996,108
    News America Holdings, Inc., 8.5s, 2025                             4,302                  4,697,999
    Time Warner, Inc., 10.15s, 2012                                     5,359                  6,867,719
    Time Warner, Inc., 6.875s, 2018                                     2,216                  2,190,738
                                                                                          --------------
                                                                                          $   82,096,515
--------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 3.0%
    HCA - The Healthcare Co., 7.125s, 2006                           $  6,580             $    6,826,750
    HCA - The Healthcare Co., 8.75s, 2010                               5,802                  6,541,755
    HCA - The Healthcare Co., 7.875s, 2011                             10,190                 10,865,087
    Healthsouth Corp., 7.375s, 2006##                                   8,335                  8,512,119
    Tenet Healthcare Corp., 6.375s, 2011##                             13,572                 13,570,643
                                                                                          --------------
                                                                                          $   46,316,354
--------------------------------------------------------------------------------------------------------
  Oil Services - 0.8%
    Occidental Petroleum Corp., 6.75s, 2002                          $  3,771             $    3,887,071
    Occidental Petroleum Corp., 6.4s, 2003                              4,260                  4,391,975
    Occidental Petroleum Corp., 7.65s, 2006                             4,498                  4,925,940
                                                                                          --------------
                                                                                          $   13,204,986
--------------------------------------------------------------------------------------------------------
  Oils - 3.5%
    Amerada Hess Corp., 6.65s, 2011                                  $  6,963             $    7,138,050
    Amerada Hess Corp., 7.3s, 2031                                      7,555                  7,654,348
    Anadarko Finance Co., 6.75s, 2011                                   2,831                  2,951,714
    Conoco Funding Co., 6.35s, 2011                                     4,966                  5,039,348
    Consolidated Natural Gas Co., 6.25s, 2011                           2,982                  3,046,352
    Forest Oil Corp., 8s, 2008##                                        8,839                  8,927,390
    Kinder Morgan Energy Partners, 6.75s, 2011                          9,188                  9,695,361
    Kinder Morgan Energy Partners, 7.4s, 2031                           4,256                  4,554,984
    P&L Coal Holdings Corp., 9.625s, 2008                               3,224                  3,433,560
    Pioneer Natural Resources Co., 9.625s, 2010                         1,635                  1,806,675
                                                                                          --------------
                                                                                          $   54,247,782
--------------------------------------------------------------------------------------------------------
  Railroad - 1.0%
    Union Pacific Corp., 6.34s, 2003                                 $  3,024             $    3,188,324
    Union Pacific Corp., 6.39s, 2004                                    5,585                  5,884,412
    Union Pacific Corp., 5.75s, 2007                                    6,758                  6,905,595
                                                                                          --------------
                                                                                          $   15,978,331
--------------------------------------------------------------------------------------------------------
  Real Estate - 1.0%
    EOP Operating Ltd., 6.625s, 2005                                 $  6,569             $    6,967,541
    EOP Operating Ltd., 8.375s, 2006                                    4,595                  5,110,573
    EOP Operating Ltd., 7.75s, 2007                                     3,953                  4,337,192
                                                                                          --------------
                                                                                          $   16,415,306
--------------------------------------------------------------------------------------------------------
  Retail - 1.8%
    Delhaize America, Inc., 9s, 2031##                               $  4,186             $    5,084,399
    Federated Department Stores, Inc., 6.625s, 2011                     4,378                  4,259,619
    Federated Department Stores, Inc., 6.79s, 2027                     10,892                 11,567,631
    Jitney-Jungle Stores of America, Inc., 12s, 2006**                  2,330                      2,912
    K Mart Corp., 9.375s, 2006                                          8,029                  7,065,520
                                                                                          --------------
                                                                                          $   27,980,081
--------------------------------------------------------------------------------------------------------
  Supermarket - 1.1%
    Kroger Co., 6.8s, 2011                                           $ 13,349             $   14,259,669
    Kroger Co., 7.5s, 2031                                              2,266                  2,479,004
                                                                                          --------------
                                                                                          $   16,738,673
--------------------------------------------------------------------------------------------------------
  Telecommunications - 8.3%
    AT&T Wireless Services, Inc., 7.35s, 2006##                      $  5,335             $    5,653,446
    Bellsouth Corp., 6s, 2011                                          10,249                 10,363,686
    Century Communications Corp., 0s, 2008                              5,000                  2,300,000
    Citizens Communications Co., 8.5s, 2006                            10,265                 11,112,684
    Citizens Communications Co., 7.625s, 2008##                         3,382                  3,497,150
    Cox Communications, Inc., 7.875s, 2009                              6,584                  7,225,677
    Cox Communications, Inc., 7.75s, 2010                               6,353                  6,980,168
    GTE Corp., 9.1s, 2003                                               5,934                  6,456,963
    Nextel International, Inc. 0s to 2003, 12.125s to 2008              2,000                    100,000
    NTL Communications Corp. 0s to 2003, 12.375s to 2006                5,000                  1,900,000
    Sprint Capital Corp., 7.125s, 2006                                  8,716                  9,253,516
    Sprint Capital Corp., 6s, 2007##                                    6,250                  6,240,625
    Sprint Capital Corp., 6.875s, 2028                                  4,484                  4,093,578
    TCI Communications Financing III, 9.65s, 2027                      16,336                 18,356,110
    Telecom de Puerto Rico, Inc., 6.65s, 2006                           2,794                  2,880,270
    Telecom de Puerto Rico, Inc., 6.8s, 2009                            6,622                  6,596,055
    United Telecommunications Co., 9.5s, 2003                           1,128                  1,207,107
    Worldcom, Inc., 7.375s, 2006##                                      8,922                  9,397,900
    Worldcom, Inc., 7.5s, 2011                                         10,000                 10,224,700
    Worldcom, Inc., 8.25s, 2031                                         4,410                  4,513,282
                                                                                          --------------
                                                                                          $  128,352,917
--------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 15.4%
    Federal National Mortgage Association, 7s, 2015                  $ 17,710             $   18,600,969
    Federal National Mortgage Association, 7.5s, 2030                  30,782                 32,243,574
    Federal National Mortgage Association, 6.5s, 2031                  77,880                 80,156,497
    Federal National Mortgage Association, 7.5s, 2031                  28,734                 30,098,382
    Federal National Mortgage Association, 7s, 2099                    27,700                 28,896,363
    Government National Mortgage Association, 7.5s, 2023                  614                    650,821
    Government National Mortgage Association, 7.5s, 2025                1,214                  1,277,004
    Government National Mortgage Association, 8s, 2025                  2,902                  3,091,305
    Government National Mortgage Association, 7.5s, 2026                3,098                  3,257,615
    Government National Mortgage Association, 8s, 2026                  4,360                  4,612,961
    Government National Mortgage Association, 7.5s, 2027               11,073                 11,644,772
    Government National Mortgage Association, 6.5s, 2028               18,689                 19,334,153
    Government National Mortgage Association, 7s, 2028                    164                    170,890
    Government National Mortgage Association, 7.5s, 2028                  334                    351,285
    Government National Mortgage Association, 8s, 2029                  4,567                  4,831,380
                                                                                          --------------
                                                                                          $  239,217,971
--------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 11.4%
    U.S. Treasury Bonds, 6.25s, 2030***                              $ 31,791             $   37,846,232
    U.S. Treasury Bonds, 5.375s, 2031                                  61,311                 65,890,318
    U.S. Treasury Bonds, 3.375s, 2032                                  22,146                 23,038,705
    U.S. Treasury Notes, 4.625s, 2006                                     140                    146,432
    U.S. Treasury Notes, 5s, 2011                                      46,861                 49,570,034
                                                                                          --------------
                                                                                          $  176,491,721
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 11.7%
    Allegheny Energy, Inc., 7.75s, 2005                              $  3,825             $    4,176,365
    Allegheny Energy, Inc., 7.8s, 2011##                                5,283                  5,731,949
    Beaver Valley Funding Corp. II, 9s, 2017                            6,623                  7,633,537
    Cleveland Electric Illuminating Co., 9s, 2023                       8,184                  9,223,450
    Commonwealth Edison Co., 8.5s, 2022                                 1,047                  1,122,489
    Dominion Resources, Inc., 8.125s, 2010                              3,420                  3,922,706
    DTE Energy Co., 7.05s, 2011                                         3,721                  4,019,052
    Entergy Mississippi, Inc., 6.2s, 2004                               1,307                  1,362,979
    Firstenergy Corp., 7.375s, 2003                                     5,230                  5,494,063
    GGIB Funding Corp., 7.43s, 2011                                     3,427                  3,619,358
    Gulf States Utilities Co., 8.21s, 2002                             10,575                 10,643,843
    Gulf States Utilities Co., 8.25s, 2004                                658                    717,602
    Midland Funding Corp., 10.33s, 2002                                 7,115                  7,296,697
    Midland Funding Corp., 13.25s, 2006                                   925                  1,097,531
    Niagara Mohawk Power Corp. 0s to 2003, 8.5s to 2010                18,892                 18,151,056
    Niagara Mohawk Power Corp., 5.375s, 2004                            4,074                  4,109,403
    Niagara Mohawk Power Corp., 7.75s, 2006                             5,095                  5,591,457
    Niagara Mohawk Power Corp., 8.75s, 2022                             5,242                  5,610,984
    Nisource Finance Corp., 5.75s, 2003                                 4,413                  4,554,525
    Nisource Finance Corp., 7.5s, 2003                                  2,707                  2,894,108
    Nisource Finance Corp., 7.875s, 2010                               11,370                 12,864,472
    Northeast Utilities, 8.58s, 2006                                    4,051                  4,347,334
    NRG Energy, Inc., 8.962s, 2016                                      2,761                  3,212,103
    Progress Energy, Inc., 5.85s, 2008                                  5,000                  5,080,050
    Progress Energy, Inc., 7.1s, 2011                                   3,396                  3,679,566
    Progress Energy, Inc., 7s, 2031                                     8,535                  8,817,850
    PSEG Power, 6.875s, 2006##                                          2,270                  2,412,896
    PSEG Power, 7.75s, 2011##                                           5,400                  5,920,015
    PSEG Power, 8.625s, 2031##                                          4,309                  5,100,089
    Salton Sea Funding Corp., 7.84s, 2010                               3,925                  3,627,878
    Salton Sea Funding Corp., 8.3s, 2011                                  745                    709,218
    Toledo Edison Co., 7.875s, 2004                                     8,709                  9,545,674
    Utilicorp United, Inc., 7s, 2004                                    1,696                  1,775,000
    Waterford 3 Funding Corp., 8.09s, 2017                              6,937                  7,287,786
                                                                                          --------------
                                                                                          $  181,353,085
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.6%
    Williams Cos., Inc., 6.75s, 2006                                 $  9,200             $    9,592,095
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $1,331,399,732
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 11.6%
  Australia - 0.8%
    Cable & Wireless Optus Ltd., 8.125s, 2009
      (Telecommunications)##                                         $  5,670             $    6,400,580
    Cable & Wireless Optus Ltd., 8s, 2010
      (Telecommunications)##                                            5,470                  6,249,420
                                                                                          --------------
                                                                                          $   12,650,000
--------------------------------------------------------------------------------------------------------
  Bermuda - 0.1%
    Global Crossing Holdings Ltd., 8.7s, 2007 (Telecommunications)   $  5,604             $      826,590
--------------------------------------------------------------------------------------------------------
  Bulgaria - 0.2%
    National Republic of Bulgaria, 4.563s, 2011                      $  2,378             $    1,863,742
    National Republic of Bulgaria, 4.563s, 2012                           669                    541,890
    National Republic of Bulgaria, 4.563s, 2024                         1,514                  1,192,275
                                                                                          --------------
                                                                                          $    3,597,907
--------------------------------------------------------------------------------------------------------
  Canada - 0.3%
    AT&T Canada, Inc. 0s to 2003, 9.95s to 2008
      (Telecommunications)                                           $  5,520             $    2,980,800
    AT&T Canada, Inc., 12s, 2007 (Telecommunications)                   2,973                  2,110,830
                                                                                          --------------
                                                                                          $    5,091,630
--------------------------------------------------------------------------------------------------------
  Chile - 0.4%
    Empresa Electric Guacolda SA, 7.95s, 2003
      (Utilities - Electric)##                                       $  4,175             $    4,185,438
    Empresa Nacional de Electric, 7.325s, 2037
      (Utilities - Electric)                                            2,365                  2,249,966
                                                                                          --------------
                                                                                          $    6,435,404
--------------------------------------------------------------------------------------------------------
  Dominican Republic - 0.3%
    Dominican Republic, 9.5s, 2006##                                 $  5,248             $    5,175,840
--------------------------------------------------------------------------------------------------------
  Finland - 0.2%
    Kansallis-Osake, 10s, 2002 (Banks and Finance)                   $  3,184             $    3,292,479
--------------------------------------------------------------------------------------------------------
  France - 1.4%
    France Telecom SA, 8.5s, 2031 (Telecommunications)##             $  4,464             $    5,093,513
    Natexis Ambs LLC, 8.44s, 2049 (Banks and Finance)##                15,382                 16,697,469
                                                                                          --------------
                                                                                          $   21,790,982
--------------------------------------------------------------------------------------------------------
  Italy - 0.4%
    Unicredito Italiano Capital Trust, 9.2s, 2049
      (Banks and Finance)##                                          $  5,200             $    5,959,876
--------------------------------------------------------------------------------------------------------
  Mexico - 1.2%
    Pemex Finance Ltd., 9.125s, 2010 (Banks and Finance)             $  2,655             $    2,787,750
    Pemex Finance Ltd., 10.61s, 2017 (Banks and Finance)                3,500                  4,357,045
    United Mexican States, 11.375s, 2016                                3,927                  4,732,035
    United Mexican States, 8.3s, 2031                                   7,157                  6,817,043
                                                                                          --------------
                                                                                          $   18,693,873
--------------------------------------------------------------------------------------------------------
  Norway - 0.7%
    Union Bank of Norway, 7.35s, 2049 (Banks and Finance)##          $ 10,000             $   10,499,400
--------------------------------------------------------------------------------------------------------
  Panama - 0.2%
    Republic of Panama, 4.75s, 2014                                  $  2,779             $    2,423,268
    Republic of Panama, 9.375s, 2029                                    1,130                  1,169,550
                                                                                          --------------
                                                                                          $    3,592,818
--------------------------------------------------------------------------------------------------------
  Russia - 0.4%
    Ministry of Finance Russia, 3s, 2003                             $  7,284             $    6,500,970
    Russian Federation, 8.25s, 2010##                                      (1)                         1
                                                                                          --------------
                                                                                          $    6,500,971
--------------------------------------------------------------------------------------------------------
  South Korea - 0.9%
    Export-Import Bank Korea, 7.1s, 2007 (Banks and Finance)         $ 11,151             $   11,915,390
    Hanvit Bank, 12.75s, 2010 (Banks and Finance)##                     1,610                  1,706,600
                                                                                          --------------
                                                                                          $   13,621,990
--------------------------------------------------------------------------------------------------------
  Sweden - 0.8%
    AB Spintab, 6.8s, 2049 (Banks and Finance)##                     $ 12,536             $   12,884,325
--------------------------------------------------------------------------------------------------------
  United Kingdom - 3.3%
    Barclays Bank PLC, 8.55s, 2049 (Banks and Finance)##             $  8,100             $    9,490,219
    British Sky Broadcasting, 6.875s, 2009 (Telecommunications)        11,360                 10,890,832
    British Telecommunications PLC, 8.875s, 2030
      (Telecommunications)                                              4,463                  5,269,553
    Hanson PLC, 7.875s, 2010 (Building)                                 5,642                  6,211,278
    Orange PLC, 8.75s, 2006 (Telecommunications)                        4,163                  4,496,040
    Orange PLC, 9s, 2009 (Telecommunications)                          10,333                 11,107,975
    Telewest PLC, 9.625s, 2006 (Media/Entertainment)                    3,850                  2,849,000
                                                                                          --------------
                                                                                          $   50,314,897
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $  180,928,982
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,482,882,666)                                             $1,512,328,714
--------------------------------------------------------------------------------------------------------

Preferred Stock - 0.7%
--------------------------------------------------------------------------------------------------------
                                                                       SHARES
--------------------------------------------------------------------------------------------------------
  Media/Entertainment - 0.7%
    Primedia, Inc., 8.625%                                             13,250             $      530,000
    TCI Communications, Inc., 10.00%                                  390,000                  9,902,100
--------------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $11,198,250)                                      $   10,432,100
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.3%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                      VALUE
--------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 11/09/01                             $ 15,977             $   15,968,550
    Federal Home Loan Mortgage Corp., due 12/11/01                      5,000                  4,987,722
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $   20,956,272
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 1.0%
--------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 10/31/01, due 11/01/01, total
      to be received $15,042,090 (secured by various
      U.S. Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                               $ 15,041             $   15,041,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,530,078,188)                                       $1,558,758,086

Other Assets, Less Liabilities - (0.4)%                                                       (6,690,809)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $1,552,067,277
--------------------------------------------------------------------------------------------------------
 ** Non-income producing security - in default.
*** Securities held as futures collateral.
 ## SEC Rule 144A restriction.
  + Restricted security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
OCTOBER 31, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,530,078,188)        $1,558,758,086
  Cash                                                                  803,171
  Receivable for daily variation margin on open future
    contracts                                                           795,562
  Receivable for fund shares sold                                     5,148,631
  Receivable for investments sold                                    67,634,976
  Interest receivable                                                22,866,429
  Other assets                                                           23,119
                                                                 --------------
      Total assets                                               $1,656,029,974
                                                                 --------------
Liabilities:
  Distributions payable                                               1,490,454
  Payable for fund shares reacquired                                  6,085,066
  Payable for investments purchased                                  96,099,719
  Payable to affiliates -
    Management fee                                                       15,228
    Shareholder servicing agent fee                                       4,178
    Distribution and service fee                                         22,380
  Accrued expenses and other liabilities                                245,672
                                                                 --------------
      Total liabilities                                          $  103,962,697
                                                                 --------------
Net assets                                                       $1,552,067,277
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $1,605,864,890
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                  33,155,586
  Accumulated net realized loss on investments and
    foreign currency transactions                                   (78,637,546)
  Accumulated distributions in excess of net investment
    income                                                           (8,315,653)
                                                                 --------------
      Total                                                      $1,552,067,277
                                                                 ==============
Shares of beneficial interest outstanding                         121,881,734
                                                                  ===========
Class A shares:
  Net asset value per share
    (net assets of $1,003,868,393 / 78,744,409 shares of
    beneficial interest outstanding)                                $12.75
                                                                    ======
Offering price per share (100 / 95.25 of net asset
    value per share)                                                $13.39
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $412,373,931 / 32,446,511 shares of
    beneficial interest outstanding)                                $12.71
                                                                    ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $118,817,770 / 9,357,386 shares of
    beneficial interest outstanding)                                $12.70
                                                                    ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net  assets  of  $17,007,183  /  1,333,428 shares of
     beneficial interest outstanding)                               $12.75
                                                                    ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED OCTOBER 31, 2001
-------------------------------------------------------------------------------

Net investment income:
  Income -
    Interest                                                        $49,248,055
    Dividends                                                           544,634
                                                                    -----------
      Total investment income                                       $49,792,689
                                                                    -----------
  Expenses -
    Management fee                                                  $ 2,604,956
    Trustees' compensation                                               26,707
    Shareholder servicing agent fee                                     701,954
    Distribution and service fee (Class A)                            1,374,207
    Distribution and service fee (Class B)                            1,820,267
    Distribution and service fee (Class C)                              542,426
    Administrative fee                                                   71,706
    Custodian fee                                                       178,677
    Postage                                                              93,112
    Printing                                                             42,473
    Auditing fees                                                        20,417
    Legal fees                                                           11,304
    Miscellaneous                                                       596,395
                                                                    -----------
      Total expenses                                                $ 8,084,601
    Fees paid indirectly                                                (42,176)
                                                                    -----------
      Net expenses                                                  $ 8,042,425
                                                                    -----------
        Net investment income                                       $41,750,264
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $ 8,264,455
    Futures contracts                                                  (101,209)
    Foreign currency transactions                                        53,754
                                                                    -----------
      Net realized gain on investments and foreign currency
        transactions                                                $ 8,217,000
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $42,322,222
    Futures contracts                                                 5,481,344
    Translation of assets and liabilities in foreign currencies         (50,691)
                                                                    -----------
      Net unrealized gain on investments and foreign currency
        translation                                                 $47,752,875
                                                                    -----------
        Net realized and unrealized gain on investments and
          foreign currency                                          $55,969,875
                                                                    -----------
          Increase in net assets from operations                    $97,720,139
                                                                    ===========

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                YEAR ENDED
                                                             OCTOBER 31, 2001            APRIL 31, 2001
                                                                  (UNAUDITED)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $   41,750,264            $   78,771,278
  Net realized gain (loss) on investments and foreign
    currency transactions                                             8,217,000                (6,942,460)
  Net unrealized gain on investments and foreign
    currency translation                                             47,752,875                35,793,419
                                                                 --------------            --------------
      Increase in net assets from operations                     $   97,720,139            $  107,622,237
                                                                 --------------            --------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $  (34,022,429)           $  (54,530,093)
  From net investment income (Class B)                              (12,080,237)              (18,678,338)
  From net investment income (Class C)                               (3,603,651)               (5,340,244)
  From net investment income (Class I)                                 (591,602)                 (815,364)
                                                                 --------------            --------------
      Total distributions declared to shareholders               $  (50,297,919)           $  (79,364,039)
                                                                 --------------            --------------
Net increase in net assets from fund share transactions          $  200,948,860            $  173,913,583
                                                                 --------------            --------------
      Total increase in net assets                               $  248,371,080            $  202,171,781
Net assets:
  At beginning of period                                          1,303,696,197             1,101,524,416
                                                                 --------------            --------------
  At end of period (including distributions in excess of
    net investment income and undistributed net
    investment income of $8,315,653 and $232,002,
    respectively)                                                $1,552,067,277            $1,303,696,197
                                                                 ==============            ==============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED APRIL 30,
                             SIX MONTHS ENDED            ----------------------------------------------------------------------
                             OCTOBER 31, 2001              2001            2000            1999            1998            1997
                                  (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                      CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                               $12.34            $12.02          $13.08          $13.57          $13.04          $12.85
                                       ------            ------          ------          ------          ------          ------
Income from investment operations#(S)(S) -
  Net investment income                $ 0.37            $ 0.85          $ 0.87          $ 0.88          $ 0.89          $ 0.94
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                 0.50              0.34           (1.07)          (0.46)           0.55            0.18
                                       ------            ------          ------          ------          ------          ------
      Total from investment
        operations                     $ 0.87            $ 1.19          $(0.20)         $ 0.42          $ 1.44          $ 1.12
                                       ------            ------          ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income           $(0.46)           $(0.87)         $(0.86)         $(0.87)         $(0.91)         $(0.93)
  From net realized gain on
    investments and foreign
    currency transactions                --                --              --             (0.03)           --              --
  In excess of net investment
    income+++                            --                --              --              --             (0.00)           --
  In excess of net realized
    gain on investments and
    foreign currency
    transactions                         --                --              --             (0.01)           --              --
                                       ------            ------          ------          ------          ------          ------
      Total distributions
        declared to
        shareholders                   $(0.46)           $(0.87)         $(0.86)         $(0.91)         $(0.91)         $(0.93)
                                       ------            ------          ------          ------          ------          ------
Net asset value - end of
  period                               $12.75            $12.34          $12.02          $13.08          $13.57          $13.04
                                       ======            ======          ======          ======          ======          ======
Total return(+)                          7.24%++          10.22%          (1.51)%          3.22%          11.36%           8.99%
Ratios (to average net assets)/
  Supplemental data:
    Expenses##                           0.91%+            0.93%           0.92%           0.96%           0.98%           1.02%
    Net investment
      income(S)(S)                       6.03%+            7.01%           6.97%           6.61%           6.61%           7.12%
Portfolio turnover                        106%              289%            290%            343%            333%            446%
Net assets at end of period
  (000 Omitted)                    $1,003,868          $853,273        $738,936        $866,388        $708,021        $541,710

     + Annualized.
    ++ Not annualized.
   +++ For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the six month period ended October 31, 2001, was to decrease net investment income per share by $0.01, increase net realized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.12%. Per share, ratios, and supplemental data for the periods prior to May 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED APRIL 30,
                             SIX MONTHS ENDED         -------------------------------------------------------------------------
                             OCTOBER 31, 2001              2001            2000             1999            1998           1997
                                  (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                      CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                               $12.30            $11.98          $13.04           $13.52          $12.99         $12.79
                                       ------            ------          ------           ------          ------         ------
Income from investment operations#(S)(S) -
  Net investment income                $ 0.33            $ 0.76          $ 0.78           $ 0.78          $ 0.79         $ 0.83
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                 0.50              0.34           (1.07)           (0.45)           0.54           0.19
                                       ------            ------          ------           ------          ------         ------
      Total from investment
        operations                     $ 0.83            $ 1.10          $(0.29)          $ 0.33          $ 1.33         $ 1.02
                                       ------            ------          ------           ------          ------         ------
Less distributions declared to shareholders -
  From net investment income           $(0.42)           $(0.78)         $(0.77)          $(0.77)         $(0.80)        $(0.82)
  From net realized gain on
    investments and foreign
    currency transactions                --                --              --              (0.03)           --             --
  In excess of net investment
    income+++                            --                --              --               --             (0.00)          --
  In excess of net realized gain
    on investments and foreign
    currency transactions                --                --              --              (0.01)           --             --
                                       ------            ------          ------           ------          ------         ------
      Total distributions
        declared to
        shareholders                   $(0.42)           $(0.78)         $(0.77)          $(0.81)         $(0.80)        $(0.82)
                                       ------            ------          ------           ------          ------         ------
Net asset value - end of period        $12.71            $12.30          $11.98           $13.04          $13.52         $12.99
                                       ======            ======          ======           ======          ======         ======
Total return                             6.83%++           9.49%          (2.21)%           2.54%          10.52%          8.16%
Ratios (to average net assets)/
  Supplemental data:
    Expenses##                           1.61%+            1.63%           1.62%            1.66%           1.68%          1.76%
    Net investment income(S)(S)          5.34%+            6.31%           6.27%            5.92%           5.90%          6.39%
Portfolio turnover                        106%              289%            290%             343%            333%           446%
Net assets at end of period (000
  Omitted)                           $412,374          $335,629        $278,030         $299,523        $187,905       $123,000

     + Annualized.
    ++ Not annualized.
   +++ For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the six month period ended October 31, 2001, was to decrease net investment income per share by $0.01, increase net realized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.12%. Per share, ratios, and supplemental data for the periods prior to May 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED APRIL 30,
                             SIX MONTHS ENDED         -------------------------------------------------------------------------
                             OCTOBER 31, 2001              2001            2000            1999            1998            1997
                                  (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                      CLASS C
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                               $12.29            $11.97          $13.03          $13.52          $12.98          $12.79
                                       ------            ------          ------          ------          ------          ------
Income from investment operations#(S)(S) -
  Net investment income                $ 0.33            $ 0.76          $ 0.78          $ 0.78          $ 0.78          $ 0.83
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                 0.50              0.34           (1.07)          (0.46)           0.56            0.20
                                       ------            ------          ------          ------          ------          ------
      Total from investment
        operations                     $ 0.83            $ 1.10          $(0.29)         $ 0.32          $ 1.34          $ 1.03
                                       ------            ------          ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income           $(0.42)           $(0.78)         $(0.77)         $(0.77)         $(0.80)         $(0.84)
  From net realized gain on
    investments and foreign
    currency transactions                --                --              --             (0.03)           --              --
  In excess of net investment
    income+++                            --                --              --              --             (0.00)           --
  In excess of net realized gain
    on investments and foreign
    currency transactions                --                --              --             (0.01)           --              --
                                       ------            ------          ------          ------          ------          ------
      Total distributions
        declared to
        shareholders                   $(0.42)           $(0.78)         $(0.77)         $(0.81)         $(0.80)         $(0.84)
                                       ------            ------          ------          ------          ------          ------
Net asset value - end of period        $12.70            $12.29          $11.97          $13.03          $13.52          $12.98
                                       ======            ======          ======          ======          ======          ======
Total return                             6.84%++           9.42%          (2.21)%          2.48%          10.54%           8.27%
Ratios (to average net assets)/
  Supplemental data:
    Expenses##                           1.61%+            1.63%           1.62%           1.66%           1.68%           1.74%
    Net investment income(S)(S)          5.34%+            6.31%           6.27%           5.92%           5.89%           6.44%
Portfolio turnover                        106%              289%            290%            343%            333%            446%
Net assets at end of period (000
  Omitted)                           $118,818          $100,334         $77,687         $88,173         $42,229         $20,003

     + Annualized.
    ++ Not annualized.
   +++ For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the six month period ended October 31, 2001, was to decrease net investment income per share by $0.01, increase net realized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.12%. Per share, ratios, and supplemental data for the periods prior to May 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------

                                                                       YEAR ENDED APRIL 30,                      PERIOD ENDED
                               SIX MONTHS ENDED         --------------------------------------------------          APRIL 30,
                               OCTOBER 31, 2001             2001           2000          1999         1998              1997*
                                    (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                        CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                 $12.35           $12.03         $13.09        $13.58       $13.05             $13.15
                                         ------           ------         ------        ------       ------             ------
Income from investment operations#(S)(S) -
  Net investment income                  $ 0.39           $ 0.90         $ 0.91        $ 0.92       $ 0.94             $ 0.31
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                       0.50             0.32          (1.08)        (0.45)        0.55              (0.09)
                                         ------           ------         ------        ------       ------             ------
      Total from investment
        operations                       $ 0.89           $ 1.22         $(0.17)       $ 0.47       $ 1.49             $ 0.22
                                         ------           ------         ------        ------       ------             ------
Less distributions declared to shareholders -
  From net investment income             $(0.49)          $(0.90)        $(0.89)       $(0.92)      $(0.96)            $(0.32)
  From net realized gain on
    investments and foreign
    currency transactions                  --               --             --           (0.03)        --                 --
  In excess of net investment
    income+++                              --               --             --            --          (0.00)              --
  In excess of net realized gain on
    investments and foreign
    currency transactions                  --               --             --           (0.01)        --                 --
                                         ------           ------         ------        ------       ------             ------
      Total distributions declared
        to shareholders                  $(0.49)          $(0.90)        $(0.89)       $(0.96)      $(0.96)            $(0.32)
                                         ------           ------         ------        ------       ------             ------
Net asset value - end of period          $12.75           $12.35         $12.03        $13.09       $13.58             $13.05
                                         ======           ======         ======        ======       ======             ======
Total return                               7.34%++         10.55%         (1.21)%        3.56%       11.72%              1.70%++
Ratios (to average net assets)/
  Supplemental data:
    Expenses##                             0.61%+           0.63%          0.62%         0.65%        0.68%              0.69%+
    Net investment income(S)(S)            6.33%+           7.30%          7.26%         6.90%        6.95%              7.19%+
Portfolio turnover                          106%             289%           290%          343%         333%               446%
Net assets at end of period
  (000 Omitted)                         $17,007          $14,459         $6,873        $9,256       $9,249             $9,593

     * For the period from the inception of Class I shares, January 2, 1997, through April 30, 1997.
     + Annualized.
    ++ Not annualized.
   +++ For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the six month period ended October 31, 2001, was to decrease net investment income per share by $0.01, increase net realized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.12%. Per share, ratios, and supplemental data for the periods prior to May 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Bond Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency exchange contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Futures Contracts - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

At April 30, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $68,377,235 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on.

              EXPIRATION DATE
              --------------------------------------------------
              April 30, 2007                       $(12,839,198)
              April 30, 2008                        (41,302,001)
              April 30, 2009                        (14,236,036)
                                                   ------------
                  Total                            $(68,377,235)
                                                   ============

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS               BASED ON GROSS INCOME
----------------------------------------  ------------------------------------
First $200 million                0.225%  First $20 million              2.75%
In excess of $200 million         0.191%  In excess of $20 million       2.34%

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $6,549 for the six months ended October 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $155,666 for the six months ended October 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer (reduced to a maximum of 0.15% per annum for the fund shares sold prior to March 1, 1991) and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. The fund is currently paying distribution fees in the amount of 0.05%. Payment of the remaining portion of the 0.10% per annum will commence on such a date as the Trustees of the fund may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $76,472 for the six months ended October 31, 2001. Fees incurred under the distribution plan during the six months ended October 31, 2001, were 30% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $12,444 and $804 for Class B and Class C shares, respectively, for the six months ended October 31, 2001. Fees incurred under the distribution plan during the six months ended October 31, 2001, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended October 31, 2001, were $6,037, $356,189, and $13,358 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES             SALES
-------------------------------------------------------------------------------
U.S. government securities                     $1,025,732,378      $902,023,423
                                               --------------      ------------
Investments (non-U.S. government securities)   $  858,324,103      $758,878,615
                                               --------------      ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $1,533,950,471
                                                                --------------
Gross unrealized appreciation                                   $   59,298,504
Gross unrealized depreciation                                      (34,490,889)
                                                                --------------
    Net unrealized appreciation                                 $   24,807,615
                                                                ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                  SIX MONTHS ENDED OCTOBER 31, 2001             YEAR ENDED APRIL 30, 2001
                                  ---------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                          28,800,305       $ 359,039,530        33,968,611       $ 415,380,448
Shares issued to shareholders
  in reinvestment of
  distributions                       2,200,865          27,445,790         3,618,588          43,942,056
Shares reacquired                   (21,409,900)       (266,521,990)      (29,907,495)       (364,195,026)
                                    -----------       -------------       -----------       -------------
    Net increase                      9,591,270       $ 119,963,330         7,679,704       $  95,127,478
                                    ===========       =============       ===========       =============

Class B shares
                                  SIX MONTHS ENDED OCTOBER 31, 2001             YEAR ENDED APRIL 30, 2001
                                  ---------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           8,734,647       $ 108,669,502         9,474,967       $ 116,163,732
Shares issued to shareholders
  in reinvestment of
  distributions                         707,489           8,797,652         1,091,089          13,210,641
Shares reacquired                    (4,290,905)        (53,298,475)       (6,474,778)        (78,717,595)
                                    -----------       -------------       -----------       -------------
    Net increase                      5,151,231       $  64,168,679         4,091,278       $  50,656,778
                                    ===========       =============       ===========       =============

Class C shares
                                  SIX MONTHS ENDED OCTOBER 31, 2001             YEAR ENDED APRIL 30, 2001
                                  ---------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           2,311,528       $  28,716,083         4,283,496       $  52,430,558
Shares issued to shareholders
  in reinvestment of
  distributions                         174,031           2,161,748           254,433           3,080,106
Shares reacquired                    (1,295,229)        (16,092,194)       (2,859,448)        (34,719,410)
                                    -----------       -------------       -----------       -------------
    Net increase                      1,190,330       $  14,785,637         1,678,481       $  20,791,254
                                    ===========       =============       ===========       =============

Class I shares
                                  SIX MONTHS ENDED OCTOBER 31, 2001             YEAR ENDED APRIL 30, 2001
                                  ---------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             253,081       $   3,160,331         1,008,925       $  12,319,639
Shares issued to shareholders
  in reinvestment of
  distributions                          44,353             553,315            64,806             788,794
Shares reacquired                      (134,987)         (1,682,432)         (474,202)         (5,770,360)
                                    -----------       -------------       -----------       -------------
    Net increase                        162,447       $   2,031,214           599,529       $   7,338,073
                                    ===========       =============       ===========       =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $7,345 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the period.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts

DESCRIPTION                    EXPIRATION  CONTRACTS     POSITION APPRECIATION
------------------------------------------------------------------------------
U.S. Treasury Notes         December 2001        541         Long     $228,234
U.S. Treasury Notes         December 2001        637         Long      567,328
                                                                      --------
                                                                      $795,562
                                                                      ========

At October 31, 2001, the fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Restricted Securities
The fund may invest not more than 10% of its total assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 2001, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.14% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                   DATE OF       SHARE/PRINCIPAL
DESCRIPTION                                    ACQUISITION                AMOUNT             COST            VALUE
------------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc.             6/22/94             2,000,000       $1,386,250       $2,121,406

(9) Change in Accounting Principle
As required, effective May 1, 2001, the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. Prior to May 1, 2001, the fund did not amortize premium nor accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $659,514 reduction in cost of securities and a corresponding $659,514 increase in net unrealized appreciation, based on securities held by the fund on October 31, 2001.

The effect of this change for the six months ended October 31, 2001, was to decrease net investment income by $835,603, decrease net unrealized appreciation by $902,114 and increase net realized gains by $66,511. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

MFS(R) BOND FUND

TRUSTEES                                                 ASSISTANT TREASURERS
John W. Ballen* - President,                             Mark E. Bradley*
MFS Investment Management                                Robert R. Flaherty*
                                                         Ellen Moynihan*
William R. Gutow+ - Private Investor and
Real Estate Consultant; Vice Chairman,                   SECRETARY
Entertainment Management Company                         Stephen E. Cavan*
(video franchise)
                                                         ASSISTANT SECRETARY
J. Atwood Ives+ - Private Investor                       James R. Bordewick, Jr.*

Lawrence T. Perera+ - Partner, Hemenway                  CUSTODIAN
& Barnes (attorneys)                                     State Street Bank and Trust Company

William J. Poorvu+ - Adjunct Professor, Harvard          INVESTOR INFORMATION
University Graduate School of Business                   For information on MFS mutual funds, call your
Administration                                           investment professional or, for an information
                                                         kit, call toll free: 1-800-637-2929 any
Charles W. Schmidt+ - Private Investor                   business day from 9 a.m. to 5 p.m. Eastern time
                                                         (or leave a message anytime).
Arnold D. Scott* - Senior Executive
Vice President and Director                              INVESTOR SERVICE
MFS Investment Management                                MFS Service Center, Inc.
                                                         P.O. Box 2281
Jeffrey L. Shames* - Chairman and Chief                  Boston, MA 02107-9906
Executive Officer, MFS Investment Management
                                                         For general information, call toll free:
Elaine R. Smith+ - Independent Consultant                1-800-225-2606 any business day from
                                                         8 a.m. to 8 p.m. Eastern time.
David B. Stone+ - Chairman Emeritus and
Director, North American Management Corp.                For service to speech- or hearing-impaired,
(investment adviser)                                     call toll free: 1-800-637-6576 any business day
                                                         from 9 a.m. to 5 p.m. Eastern time. (To use
INVESTMENT ADVISER                                       this service, your phone must be equipped with
Massachusetts Financial Services Company                 a Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                    For share prices, account balances, exchanges,
                                                         or stock and bond outlooks, call toll free:
DISTRIBUTOR                                              1-800-MFS-TALK (1-800-637-8255) anytime from a
MFS Fund Distributors, Inc.                              touch-tone telephone.
500 Boylston Street
Boston, MA 02116-3741                                    WORLD WIDE WEB
                                                         www.mfs.com
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGER
Geoffrey L. Kurinsky*

ASSOCIATE PORTFOLIO MANAGER
William J. Adams*

TREASURER
James O. Yost*

+ Independent Trustee
* MFS Investment Management

MFS(R) BOND FUND                                                  ------------
                                                                   PRSRT STD
[logo] M F S(R)                                                   U.S. Postage
INVESTMENT MANAGEMENT                                                Paid
                                                                      MFS
500 Boylston Street                                               ------------
Boston, MA 02116-3741

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                 MFB-3 12/01 68M 11/211/311/811